                                                                   EXHIBIT 10.26

                                    AMENDMENT

            AMENDMENT (this "Amendment"), dated as of August 5, 2003, to that certain Financing Agreement, dated as of August 7, 2002 (as amended from time to time, the "Financing Agreement"), by and among TransTechnology Corporation ("TransTechnology"), NORCO, Inc. (n/k/a TT Connecticut Corporation) ("TTC"), TCR Corporation (n/k/a TT Minnesota Corporation)("TTM") and The CIT Group/Business Credit, Inc. ("CIT").

                                   WITNESSETH:

            WHEREAS, TransTechnology has requested that CIT amend certain covenant levels and amend other provisions of the Financing Agreement as set forth below, and CIT is willing to do so on the terms and conditions hereafter set forth.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1.    Defined Terms.

            All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

            2.    Amendments to the Financing Agreement.

            From and after the date this Amendment becomes effective in accordance with Section 4 below:

            (a) (i) Notwithstanding the first paragraph of the Financing Agreement, as used in the Financing Agreement each of "Company" and "Companies" shall mean TransTechnology and TTC only, and (ii) TTM (x) shall have no further obligations to CIT under the Financing Agreement and each of the other Loan Documents, and (y) shall be authorized to file termination statements with respect to any and all financing statements previously filed by CIT naming TTM as debtor in connection with the Financing Agreement.

            (b)   The definition of "Applicable Margin" set forth in Paragraph
1.01 of the Financing Agreement is amended and restated in its entirety to read as follows:

            "APPLICABLE MARGIN shall mean, with respect to Revolving Loans, one percent (1%) during such time as such loan is a Chase Bank Rate Loan and three and one-quarter percent (3.25%) during such time as such loan is a LIBOR Loan."

            (c) The definition of "Early Termination Date" set forth in Paragraph 1.01 of the Financing Agreement is amended and restated in its entirety as follows:

            "EARLY TERMINATION DATE shall mean the date on which this Financing Agreement is terminated pursuant to Section 11."

            (d) The definition of "Early Termination Fee" set forth in Paragraph 1.01 of the Financing Agreement is amended and restated in its entirety as follows:

            "EARLY TERMINATION FEE shall: (a) mean the fee CIT is entitled to charge the Companies or any one of them upon the termination of the Revolving Line of Credit or this Financing Agreement; and (b) be determined by multiplying the Revolving Line of Credit by two percent (2%)."

            (e) The definition of "Revolving Line of Credit" set forth in Paragraph 1.01 of the Financing Agreement is amended and restated in its entirety as follows:

            "REVOLVING LINE OF CREDIT shall mean the aggregate commitment of CIT to make loans and advances pursuant to Section 3 of this Financing Agreement and issue Letters of Credit Guaranties pursuant to Section 5 hereof to Parent, in the aggregate amount of $8,000,000."

            (f) Paragraph 3.1 of the Financing Agreement is amended and restated in its entirety to read as follows:

            "3.1 CIT agrees, subject to the terms and conditions of this Financing Agreement, from time to time, and within (x) Availability,
            (y) Aggregate Availability and (z) the Revolving Line of Credit (but subject to CIT's right in its sole discretion to make Overadvances), to make loans and advances to Parent on a revolving basis (i.e., subject to the limitations set forth herein, Parent may borrow, repay and re-borrow Revolving Loans). Such loans and advances shall be in amounts not to exceed Parent's Borrowing Base, and shall not in the aggregate exceed the Aggregate Borrowing Base. All requests for loans and advances must be received by an officer of CIT no later than (i) 1:00 p.m., New York time, of the Business Day on which any such Chase Bank Rate Loans and advances are required or
            (ii) three Business Days prior to any requested LIBOR Loan; provided, however, that in the event that after giving effect to the making of a requested loan and advance, the principal amount of outstanding Revolving Loans would exceed ten percent (10%) of the Aggregate Borrowing Base, (i) such request must be received at least three Business Days prior to the requested Revolving Loan, and (ii) CIT shall be entitled to perform a field audit of the Collateral at Parent's expense in accordance with Paragraph 8.8. Should CIT for any reason honor requests for Overadvances, any such Overadvances shall be made in CIT's sole discretion and subject to any additional terms CIT deems necessary."

            (g) Paragraph 7.20 of the Financing Agreement is amended and restated in its entirety to read as follows:

            "7.20 Until termination of the Financing Agreement and payment and satisfaction in full of all Obligations hereunder, Parent, on a consolidated basis, shall:

            (a) Not permit EBITDA for the applicable period ending on each date set forth below, to be less than the applicable amount set forth below for the applicable period:

               PERIOD                                         EBITDA
-----------------------------------------------------------------------
Three Months Ending June 30, 2003                           $ 3,966,000
-----------------------------------------------------------------------
Four Months Ending July 31, 2003                            $ 4,493,000
-----------------------------------------------------------------------
Five Months Ending August 31, 2003                          $ 5,293,000
-----------------------------------------------------------------------
Six Months Ending September 30, 2003                        $ 6,833,000
-----------------------------------------------------------------------
Seven Months Ending October 31, 2003                        $ 7,712,000
-----------------------------------------------------------------------
Eight Months Ending November 30, 2003                       $ 8,838,000
-----------------------------------------------------------------------
Nine Months Ending December 31, 2003                        $ 9,602,000
-----------------------------------------------------------------------
Ten Months Ending January 31, 2004                          $10,213,000

            (b) Not permit the Fixed Charges Coverage Ratio for the applicable period ending on each date set forth below, to be less than the ratio set forth below for the applicable period:

               PERIOD                                          RATIO
-----------------------------------------------------------------------
Three Months Ending June 30, 2003                             2.02:1.00
-----------------------------------------------------------------------
Four Months Ending July 31, 2003                              1.71:1.00
-----------------------------------------------------------------------
Five Months Ending August 31, 2003                            1.56:1.00
-----------------------------------------------------------------------
Six Months Ending September 30, 2003                          1.71:1.00
-----------------------------------------------------------------------
Seven Months Ending October 31, 2003                          1.56:1.00
-----------------------------------------------------------------------
Eight Months Ending November 30, 2003                         1.59:1.00
-----------------------------------------------------------------------
Nine Months Ending December 31, 2003                          1.51:1.00
-----------------------------------------------------------------------
Ten Months Ending January 31, 2004                            1.46:1.00

            (c) Contract for, purchase, make expenditures for, lease pursuant to a Capital Lease or otherwise incur obligations with respect to Capital Expenditures

            (whether subject to a security interest or otherwise) for the period beginning June 1, 2003 and ending January 31, 2004, in excess of $1,300,000."

            (h) Paragraph 8.7 of the Financing Agreement is amended and restated in its entirety as follows:

            "8.7 On the Closing Date and each anniversary of the Closing Date thereafter, Parent shall pay to CIT the Administrative Management Fee in the amount of $50,000.00, which shall be deemed fully earned when paid. In addition, on June 1, 2003 and on the first day of each month thereafter, Parent shall pay CIT an additional administrative fee in the amount of $2,000, which shall be deemed fully earned when paid."

            (i) Paragraph 8.8 of the Financing Agreement is amended by deleting "$750" in the first sentence thereof and replacing it with "$850".

            (j) Section 11 of the Financing Agreement is amended and restated in its entirety to read as follows:

            "SECTION 11. TERMINATION

            This Financing Agreement shall terminate on January 31, 2004. Notwithstanding the foregoing, CIT may terminate this Financing Agreement immediately upon the occurrence of an Event of Default, provided, however, that if the Event of Default is an event listed in Paragraph 10.1(c) of Section 10 of this Financing Agreement, this Financing Agreement shall terminate in accordance with Paragraph
            10.2 of Section 10, and provided further that this Financing Agreement shall automatically terminate on the day that is six months prior to the maturity date of the Subordinated Notes. Parent may terminate this Financing Agreement at any time upon five (5) days' prior written notice to CIT. Upon the termination of this Financing Agreement, whether by CIT, Parent or on January 31, 2004 pursuant to the terms hereof, Parent shall pay to CIT immediately as of such termination the Early Termination Fee. All Obligations shall become due and payable as of any termination hereunder or under
            Section 10 hereof and, pending a final accounting, CIT may withhold any balances in Parent's accounts (unless supplied with an indemnity satisfactory to CIT) to cover all of the Obligations, whether absolute or contingent, including, but not limited to, cash reserves for any contingent Obligations, including an amount of 110% of the face amount of any outstanding Letters of Credit with an expiry date on, or within thirty (30) days of the effective date of termination of this Financing Agreement. All of CIT's rights, Liens and security interests shall continue after any termination until all Obligations have been paid and satisfied in full."

            3.    Amended and Restated Note.

            TransTechnology shall deliver to CIT an Amended and Restated Revolving Loan Promissory Note (the "Amended Note"), in the form attached hereto as Exhibit A, duly executed by TransTechnology, which Amended Note will amend (to the extent set forth therein) and restate the Revolving Loan Promissory Note (dated August 7, 2002), and will be issued in substitution of and exchange for, but not in payment of, such Revolving Loan Promissory Note. Following CIT's receipt of the Amended Note, CIT will return to TransTechnology for cancellation the original Revolving Loan Promissory Note and the previously satisfied Term Loan Promissory Note, provided, however, that if such promissory notes are unavailable, CIT will instead deliver to TransTechnology an affidavit of loss with respect to such promissory notes. From and after the date this Amendment becomes effective in accordance with Section 4 hereof, the Amended Note will be deemed to be the "Revolving Loan Promissory Note" referred to in the Financing Agreement for all purposes therein.

            4.    Conditions to Effectiveness.

            (a) This Amendment shall become effective as of the date when (i) TransTechnology, TTC and TTM shall have executed and delivered to CIT this Amendment, (ii) CIT shall have executed the same, (iii) TransTechnology shall have executed and delivered to CIT the Amended Note, and (iv) TransTechnology shall have paid CIT the fee required under Section 4(b) below.

            (b) TransTechnology shall pay to CIT a non-refundable amendment fee equal to $50,000, payable to CIT on the date hereof, in accordance with the provisions of Section 8.9 of the Financing Agreement.

            5.    General.

            (a) Representations and Warranties. To induce CIT to enter into this Amendment, TransTechnology, TTC and TTM, jointly and severally, hereby represent and warrant to CIT that as of the date hereof:

                  (i) Each of TransTechnology, TTC and TTM has the requisite corporate power and authority, and the legal right, to make, deliver and perform this Amendment and to perform the Loan Documents, as amended by this Amendment, to which it is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended, to which it is a party.

                  (ii) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required with respect to TransTechnology, TTC or TTM in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment.

                  (iii) This Amendment and each Loan Document, as amended by this Amendment, constitutes the legal, valid and binding obligation of each of TransTechnology, TTC and TTM, enforceable against each such Person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally.

                  (iv) Each of the representations and warranties made by each of TransTechnology, TTC or TTM in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

            (b) Payment of Expenses. TransTechnology agrees to pay or reimburse CIT for all out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to CIT.

            (c) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Financing Agreement and the other Loan Documents are and shall remain in full force and effect.

            (d) Governing Law; Counterparts. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                     THE CIT GROUP/BUSINESS CREDIT,
                                     INC.

                                     By: /s/Vincent Belcastro
                                         ---------------------------------------
                                     Title: Vice President

                                     TRANSTECHNOLOGY CORPORATION

                                     By: /s/ Joseph F. Spanier
                                         ---------------------------------------
                                     Title: VP, CFO & Treasurer

                                     TT CONNECTICUT CORPORATION

                                     By: /s/ Gerald C. Harvey
                                         ---------------------------------------
                                     Title: VP & Secretary

                                     TT MINNESOTA CORPORATION

                                     By: /s/ Gerald C. Harvey
                                         ---------------------------------------
                                     Title: VP & Secretary